UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2022

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

241 18th Street South, Suite 415
Arlington, Virginia	22202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 520-8350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AVAV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2022, the Board of Directors (the “Board”) of AeroVironment, Inc. (the “Company”) approved and adopted effective as of such date an amendment to the Company’s Third Amended and Restated Bylaws (as amended, the “Amended Bylaws”) to provide for majority voting in uncontested elections of directors. In uncontested elections, a director nominee shall be elected only upon the vote of a majority of the total votes cast with respect to such director’s election, which means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election, with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election. Prior to the adoption of the Amended Bylaws, members of the Board were elected by a plurality of votes cast, whether or not the election was contested. The Amended Bylaws retain plurality voting for contested director elections. The foregoing summary is qualified in its entirety by reference to the complete text of the Amended Bylaws, which are attached as Exhibit 3.1 hereto and incorporated by reference herein.

In connection with the approval of the Amended Bylaws, the Board also approved changes to the Company’s Corporate Governance Guidelines to require incumbent directors who fail to receive a majority of votes to submit, promptly after the final certification of the election results, a letter of resignation to the Board for consideration by the Nominating and Corporate Governance Committee of the Board. The Nominating and Corporate Governance Committee shall consider the offer of resignation and recommend to the Board whether to accept or reject the resignation, or whether other action should be taken. The Board shall act on the Nominating and Corporate Governance Committee’s recommendation within one hundred (100) days following the final certification of the election results and publicly disclose its decision, and the reasons for such decision if such offer of resignation is rejected, on a Form 8-K filed with the Securities and Exchange Commission.

Item 9.01 Exhibits

3.1	Third Amended and Restated Bylaws, amended as of February 25, 2022.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: March 2, 2022	By:	/s/ Melissa Brown
Melissa Brown
VP, General Counsel & Chief Compliance Officer